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                                                                  Exhibit 10.8

                       EXECUTIVE DEFERRAL PLAN AMENDMENTS



ALZA CORPORATION
Executive Deferral Plan II
Amendment Effective November 10, 1993
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ALZA CORPORATION and its subsidiaries that participate in the ALZA Corporation
Executive Deferral Plan II (the "Plan"), pursuant to the power granted to them by Section 10.2 of the Plan, hereby amend the Plan, effective as of November 10, 1993, by adding the following provisions to the Plan:

The definition of Section 1.21 "Retirement" and "Retire" shall be amended to read as follows:

     "Retirement" and "Retire" shall mean termination of employment or severance of directorship with the Company (i) or after the attainment of age sixty-five (65) or (ii) at a time when the sum of age at last birthday, plus Years of Service, equal 70 or more ("Rule of 70").

A new definition Section 1.28 "Years of Service" will be added to Article 1 to read as follows:

          "Years of Service" shall mean the total number of years in which a Participant has been employed by the Company and has completed in each of those years 1,000 hours of service. For purposes of this definition only, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment commences on the employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. For a non-employee Director Participant, "Year of Service" shall mean service as a Director during any part of a calendar year.

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ALZA CORPORATION
Amendment to Executive Deferral Plan
1987 through 1992 Benefit Units
Effective November 10, 1993

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     ALZA CORPORATION and its subsidiaries that participate in any or all of the
ALZA Corporation Executive Deferral Plans for the 1987 through 1992 Benefit
Units (the "Plans"), pursuant tot he power granted to them by Section 10.2 of the Plans, hereby amend the Plans, effective as of November 10, 1993, by adding the following provisions to the Plans:

The definition of Section 1.18 "Retirement" and "Retire" shall be amended to read as follows:

          "Retirement" and "Retire" shall mean termination of employment or severance of directorship with the Company (i) on or after the attainment of age sixty-five (65) or (ii) at a time when the sum of age at last birthday, plus Years of Service, equal 70 or more ("Rule of 70").

A new definition Section 1.25 "Years of Service" will be added to Article 1 to read as follows:

          "Years of Service" shall mean the total number of years in which a Participant has been employed by the Company and has completed in each of those years 1,000 hours of service. For purposes of this definition only, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment commences on the employee's date of hiring and that , for any subsequent year, commences on an anniversary of that hiring date. For a non-employee Director Participant, "Year of Service" shall mean service as a Director during any part of a calendar year.

Article 5 Retirement Benefit is to be replaced in its entirety to read as follows:

                                    Article 5
                               Retirement Benefit

5.1 RETIREMENT BENEFIT. A Participant who Retires shall become eligible to receive, in accordance with this Article, his or her EDP Account (the "Retirement Benefit").

5.2 RATE OF INTEREST FOR RETIREMENT BENEFIT; VESTING. Upon a Participant's Retirement, the interest on his/her unpaid EDP Account will be based on the

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     Preferred Distribution Rate.  If it as not already done so, a Participant's
     Secondary Account Balance shall be set upon his or her Retirement.

5.3 COMMENCEMENT OF RETIREMENT BENEFITS. Retirement Benefits shall be paid over a fifteen (15) year period, payable annually. Other methods of payment shall be at the sole discretion of the Committee. The initial Retirement Benefit Payment (for a period from Retirement through December 31 of the year of Retirement) shall be made within thirty (30) days of actual Retirement. All subsequent payments shall be made once in each calendar year prior to February 28 until the Participant's EDP Account balance is paid in full.

5.4 DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFITS. If a retired Participant dies before the applicable Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and be paid to that Participant's Beneficiary.




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